Offerings - Offering: 1	Feb. 11, 2026 USD ($)
Offering:
Fee Previously Paid	false
Other Rule	true
Security Type	Other
Security Class Title	Interests in Market Stabilizer Option
Maximum Aggregate Offering Price	$ 0.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 0.00
Offering Note	An indeterminate number or amount of interests that may from time to time be issued at indeterminate prices in U.S. dollars. Units of interest are only sold in U.S. dollar amounts. The maximum aggregate offering price is estimated solely for the purposes of determining the registration fee.